EXECUTION VERSION

                             SUBSCRIPTION AGREEMENT


                                     BETWEEN



                         DME INTERACTIVE HOLDINGS, INC.


                                       AND


                              AMERICA ONLINE, INC.


                          DATED AS OF FEBRUARY 2, 2000





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                             SUBSCRIPTION AGREEMENT



         This SUBSCRIPTION AGREEMENT, dated as of February 2, 2000, among DME INTERACTIVE HOLDINGS, INC., a Delaware corporation (the "COMPANY") and AMERICA ONLINE, INC., a Delaware corporation (the "INVESTOR").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the parties hereto are, contemporaneously with entering into this Agreement, entering into a Strategic Agreement (the "STRATEGIC AGREEMENT").

         WHEREAS, on the terms and conditions set forth herein and as partial consideration for Investor and its wholly-owned subsidiary, CompuServe Interactive Services, Inc. ("CompuServe"), having executed and delivered the Strategic Agreement to the Company and its wholly-owned subsidiary, Places of Color, Inc., the Company wishes to issue and sell to the Investor, and the Investor wishes to subscribe for and purchase from the Company, one million two hundred fifty thousand (1,250,000) shares of Company common stock, par value $0.001 per share ("Common Stock");

         WHEREAS, the parties hereto believe it is in their mutual best interest to enter into certain other agreements, as set forth herein; and

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

         "AGREEMENT" means this Subscription Agreement, dated as of February 2, 2000.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.


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         "CAPITAL STOCK" means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in such Person.

         "CLOSING" has the meaning specified in Section 2.02.

         "CLOSING REPRESENTATIONS" means the representations and warranties of the Company contained in Article III of this Agreement.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" has the meaning specified in the Preamble.

         "COMPANY" has the meaning specified in the Preamble.

         "CONTROL" (including the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         "INDEMNIFIABLE LOSSES" has the meaning specified in Section 7.02(d)(i).

         "INVESTOR" has the meaning specified in the Preamble.

         "LOSSES" has the meaning specified in Section 7.02(d)(ii).

         "MATERIAL ADVERSE EFFECT" has the meaning specified in Section 3.01.

         "PERMITS" has the meaning specified in Section 3.05(b)(i).

         "PERSON" means any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

         "SEC REPORTS" has the meaning specified in Section 3.06(a).



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         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "STRATEGIC AGREEMENT" has the meaning specified in the Recitals.

         "SUBSIDIARY" means any and all corporations, partnerships, joint ventures, associations and other entities Controlled by the Company directly or indirectly through one or more intermediaries.

         "TERMINATION DATE" has the meaning specified in Section 8.01(a)(ii).

                                   ARTICLE II

                                PURCHASE AND SALE

         SECTION 2.01. SALE OF COMMON STOCK; OPTION TO PURCHASE COMMON STOCK. Upon the terms and subject to the conditions set forth in this Agreement, the Company shall issue and deliver to the Investor, and the Investor shall accept from the Company, 1,250,000 shares of Common Stock (the "Subscription Shares"), in consideration for (i) Investor's execution and delivery of the Strategic Agreement, and (ii) Investor's payment to the Company of a nominal aggregate purchase price of one thousand two hundred fifty Dollars ($1,250.00).

         SECTION 2.02. CLOSING. Upon the terms and subject to the conditions set forth in this Agreement, the transactions provided for in Section 2.01 shall take place at a closing (the "CLOSING") to be held at 10:00 a.m. Virginia time on the later of February 2, 2000 or the Business Day following the satisfaction or waiver of all conditions to the obligations of the parties set forth in
Article V, or at such other time or on such other date as the parties may mutually agree upon.

         SECTION 2.03. CLOSING DELIVERIES BY THE COMPANY. (a) At the Closing, the Company shall deliver to the Investor:

         (a) a certificate evidencing 1,250,000 shares of Common Stock in definitive form and registered in the name of the Investor;

         (b) a certificate from the Company, signed by a duly authorized officer, to the effect that the Company's Closing Representations are true and correct as of the Closing, with the same force and effect as if made on the date of the Closing, and that all covenants and agreements of the Company contained in this Agreement to be complied with on or prior to the Closing have been complied with; and

         (c) true and complete copies, certified by the Secretary of the Company, of the Certificate of Incorporation and By-laws of the Company and of the resolutions duly and validly adopted by its Board of Directors, evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.


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         SECTION 2.04. CLOSING DELIVERIES BY THE INVESTOR. At the Closing:

         (a) the Investor shall pay $1,250 in immediately available funds to an account designated in writing by the Company on or before the date of the Closing; and

         (b) the Investor shall deliver a certificate, signed by a duly authorized officer, to the effect that the representations and warranties of such party contained in Article IV of this Agreement are true and correct as of the Closing, with the same force and effect as if made on the date of the Closing, and that all covenants and agreements of such party contained in this Agreement to be complied with on or prior to the Closing have been complied with and confirming, with respect to the shares of Common Stock to be purchased at the Closing, the understandings and statements contained in Section 6.01.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Investor as follows:

         SECTION 3.01. DUE ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary legal power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not have a material adverse effect on the financial condition, business or operations of the Company and its Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT") or prevent or materially delay the consummation of the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         SECTION 3.02. CAPITAL STOCK OF COMPANY. The Common Stock to be issued by the Company pursuant to this Agreement has been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable. No Person has any preemptive or similar rights with respect to the Subscribed Shares, and neither the parties hereto nor subsequent holders in due course of such Subscribed Shares will be entitled to any such preemptive or similar rights. The authorized capital stock of the Company consists of: (a) 30,000,000 shares of Common Stock, of which 24,723,666 shares were issued and outstanding on January 15, 2000; and
(b) no shares of preferred stock.


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         SECTION 3.03. NO CONFLICT. Assuming that all consents, approvals, authorizations and other actions described in Section 3.04 have been obtained, the execution, delivery and performance of this Agreement by the Company do not and will not (a) violate, conflict with or result in the breach of any provision of its Certificate of Incorporation or By-laws, (b) conflict with or violate any law, governmental regulation or governmental order applicable to it or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Company's assets or properties pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party or by which any of its assets or properties is bound or affected; except to the extent that any conflict under (b) or (c) above would not have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         SECTION 3.04. GOVERNMENTAL CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Company do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority.

         SECTION 3.05. COMPLIANCE WITH LAWS; LITIGATION. (a) The Company is in compliance with all requirements of applicable law, all applicable requirements of the principal trading market where the Company's securities are traded and all orders issued by any court or governmental authority against the Company, except to the extent that any such failure to so comply would not have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         (b) (i) The Company has all material licenses, permits and approvals of any governmental authority (collectively, "PERMITS") that are necessary for the conduct of the business of the Company; (ii) such Permits are in full force and effect; and (iii) to the Company's best knowledge no material violations are or have been recorded in respect of any Permit.

         (c) Except as set forth in the SEC Reports filed prior to the date of this Agreement, there is no pending or, to the knowledge of the Company, threatened action, suit or proceeding to which the Company or any of its subsidiaries is a party, before or by any court or governmental agency or body, that could reasonably be expected to result in a Material Adverse Effect or to prevent or materially delay the consummation of the transactions contemplated by this Agreement.



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         SECTION 3.06. SEC FILINGS; FINANCIAL STATEMENTS; ABSENCE OF UNDISCLOSED
LIABILITIES. (a) The Company has filed all forms, reports and documents required to be filed by it with the Commission ("SEC REPORTS") since its initial public offering, including (but not limited to) its registration statement on Form
SB-2. Except as set forth in the SEC Reports filed prior to the date of this Agreement, as of the respective dates they were filed (or if amended or superseded by a filing prior to the date of this Agreement, on the date of such amending or superseding filing), (i) the SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any form, report or other document with the Commission.

         (b) Each of the consolidated financial statements (including, in each case, any notes and schedules thereto) contained in the SEC Reports complied as to form with the applicable accounting requirements and rules and regulations of the Commission and was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission), and each presented fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates thereof and their results of operations and cash flows for the respective periods indicated therein, all in accordance with United States generally accepted accounting principles (subject, in the case of unaudited statements, to normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to be material in amount).

         (c) Except for liabilities and obligations reflected on the June 17, 1999 consolidated balance sheet of Digital Mafia Entertainment, LLC (including the notes thereto) included in the Company's amended Form 8-K filed June 26, 1999, reflected on the August 31, 1999 consolidated balance sheet of the Company (including the notes thereto) included in the Company's Form 10-QSB filed October 15, 1999, liabilities and obligations disclosed in SEC Reports filed prior to the date of this Agreement and other liabilities and obligations incurred in the ordinary course of business since June 17, 1999 or that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise).

         SECTION 3.07. NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the SEC Reports filed prior to the date hereof, since June 17, 1999, there has not been a material adverse change in the financial condition, business or operations of the Company and its subsidiaries taken as a whole.

         SECTION 3.08. BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates.


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                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                                  THE INVESTOR

         The Investor represents and warrants to the Company as follows:

         SECTION 4.01. ORGANIZATION AND AUTHORITY. Such party is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all necessary legal power and authority to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such party, the performance by it of its obligations hereunder, and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite action on its part. This Agreement has been duly executed and delivered by such party, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

         SECTION 4.02. NO CONFLICT. Assuming that all consents, approvals, authorizations and other actions described in Section 4.03 have been obtained, the execution, delivery and performance of this Agreement by such party do not and will not (a) violate, conflict with or result in the breach of any provision of its Charter or By-laws (or similar organizational documents), (b) conflict with or violate any law, governmental regulation or governmental order applicable to such party or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights pursuant to, any contract, agreement or arrangement by which such party is bound; except to the extent that any conflict under (b) or (c) above would not prevent or materially delay the consummation of the transactions contemplated by this Agreement.

         SECTION 4.03. GOVERNMENTAL CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Investor do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to, any governmental authority.

         SECTION 4.04. BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor or any of its Affiliates.



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                                    ARTICLE V

                            CONDITIONS TO THE CLOSING

         SECTION 5.01. CONDITIONS TO THE CLOSING. The obligations of each party to this Agreement to consummate the transactions contemplated by Section 2.01 shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

         (a) REPRESENTATIONS, WARRANTIES AND COVENANTS. (i) In the case of the Investor, the Company's Closing Representations shall have been true and correct when made and shall be true and correct as of the Closing, with the same force and effect as if made on the date of the Closing, and all covenants and agreements of the Company contained in this Agreement to be complied with on or prior to the Closing shall have been complied with in all material respects.

         (ii) In the case of the Company, the representations and warranties of the Investor contained in Article IV and Section 6.01 of this Agreement shall have been true and correct when made and shall be true and correct as of the Closing, with the same force and effect as if made on the date of the Closing, and all covenants and agreements of the Investor contained in this Agreement to be complied with on or prior to the Closing shall have been complied with in all material respects.

         (b) NO PROHIBITION. None of the transactions contemplated hereby shall have been prohibited by any applicable law, court order or governmental regulation.


                                   ARTICLE VI

                               TRANSFER OF SHARES

         SECTION 6.01. PRIVATE PLACEMENT. (a) The Investor understands that: (i) the purchase of the Subscribed Shares involves a high degree of risk, an investment in the Company is highly speculative and the Investor could sustain the loss of its entire investment; (ii) the offering and sale of the Common Stock hereunder are intended to be exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act; (iii) the Subscribed Shares have not been registered under the Securities Act or any state or foreign securities laws, and may not be offered, sold or transferred by the Investor unless registered under the Securities Act and applicable state and foreign securities laws, or an exemption from such registration is available; and (iv) there can be no assurance that such Investor will be able to sell or dispose of the Common Stock.

         (b) The Investor hereby confirms to the Company that: (i) the Subscribed Shares are being acquired for the Investor's own account, for investment and without a view to the distribution or resale thereof or any interest therein to others; (ii) the Investor is an "accredited investor" as such term is defined in Regulation D, as amended, under the Securities Act;
(iii) the Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in Subscribed Shares, and is capable of bearing the economic risks of such investment, including a complete loss of its investment in the Subscribed



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Shares; (iv) the Investor has been furnished by the Company with all information regarding the Company which it had requested or desired to know; that all documents which could be reasonably provided have been made available for its inspection and review; that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, the use of proceeds from this offering and any additional information which it had requested; and (v) except as set forth in this Agreement, the SEC Reports and the Company Disclosure Schedule, no representations or warranties have been made to the Investor by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Investor is not relying on any information, other than that contained in this Agreement, the SEC Reports and the Company Disclosure Schedule and the results of independent investigation by the Investor.

         SECTION 6.02. LEGENDS. (a) The Company shall affix to each certificate evidencing shares of Subscribed Shares a legend in substantially the following form:

         "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS EITHER (1) SUCH SHARES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND LEGAL COUNSEL OF THE HOLDER OF SUCH SHARES (WHICH COUNSEL IS REASONABLY SATISFACTORY TO THE COMPANY) PROVIDES AN OPINION TO SUCH EFFECT TO THE COMPANY."

                                   ARTICLE VII

                              ADDITIONAL AGREEMENTS

         SECTION 7.01. HSR. Each of the parties hereto shall use reasonable efforts to cause any waiting period (and any extension thereof) under the HSR Act, applicable to the acquisition of the Subscribed Shares to expire or be terminated prior to the time of such conversion or exercise and shall cooperate in making any filings with the appropriate governmental entities in connection therewith.

         SECTION 7.02. SURVIVAL; INDEMNIFICATION. (a) The Closing
Representations shall survive for a period of eighteen (18) months from the date hereof.


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         (b) The Company shall indemnify and hold harmless the Investor from and against any and all Indemnifiable Losses (as defined below); provided, however, that no claim with respect to Indemnifiable Losses may be asserted unless written notice of such claim describing in detail the facts and circumstances with respect to the subject matter of such claim is received by the Company on or prior to the date which is eighteen (18) months from the date hereof. The Company is not making any representations and warranties other than the Closing Representations in connection with the Closing.

         (c) For purposes of this Section 7.02: (i) "INDEMNIFIABLE LOSSES" means with respect to the shares of Subscribed Shares purchased by the Investor at the Closing, Losses arising out of the failure of the Closing Representations to be true and correct as of the date of the Closing, provided, however, that in no event shall the amount of such Indemnifiable Losses exceed the purchase price of such shares of Subscribed Shares; and (ii) "LOSSES" means any and all losses, liabilities, damages, costs and expenses actually suffered or incurred by the Investor (including without limitation reasonable attorneys' fees and expenses), but shall not include any consequential damages or any Losses that could have been avoided if the Investor had taken reasonable steps to mitigate its Losses.

         SECTION 7.03. OTHER ACTION. Each of the parties hereto shall use reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated hereunder, including, without limitation, using reasonable efforts to obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of the competent governmental entities.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. TERMINATION. (a) This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing, as follows:

         (i) by mutual written consent of each of the Investor and the Company;

         (ii) by either the Investor or the Company if the Closing shall not have occurred on or before March 31, 2000 (the "TERMINATION DATE"); PROVIDED, HOWEVER, that the right to terminate this Agreement under this
     Section 8.01(a)(ii) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; or


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         (iii) by either the Investor or the Company, if any governmental entity
     (A) shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order or other action shall have become final and nonappealable, or (B) shall have failed to issue an order or to take any other action necessary to fulfill the conditions to the Closing and such denial of a request to issue such order or take such other action shall have become final and nonappealable.

         (b) In the event of termination of this Agreement pursuant to Section 8.01, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of the Investor or the Company or any of their respective officers or directors and all rights and obligations of each party hereto shall cease, except (a) the provisions of Sections 8.02 and 8.04 shall survive such termination and (b) nothing herein shall relieve any party from liability for any willful breach of any representation, warranty, covenant or other agreement in this Agreement occurring prior to termination.

         SECTION 8.02. EXPENSES. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.


         SECTION 8.03. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy (confirmed by courier service or by mail) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.03):

                  (a)      if to the Company:

                           DME Interactive Holdings, Inc.
                           519 East Palisade
                           Englewood Cliffs, New Jersey  07632
                           Telecopy No.  (201) 816-1564
                           Attention:  Darien Dash

                           with a copy to:

                           Bryan Cave LLP
                           245 Park Avenue
                           New York, New York  10167
                           Telecopy No.  (212) 692-1900
                           Attention: Paul Williams, Jr.



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


                  (b)      if to the Investor:

                           America Online, Inc.
                           22000 AOL Way
                           Dulles, VA  20166
                           Telecopy No.:  (703) 265-2208
                           Attention:  General Counsel

         SECTION 8.04. PUBLIC ANNOUNCEMENTS. Except as required by law, governmental regulation or by the requirements of any securities exchange on which the securities of a party hereto are listed, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby, or disclosure of this Agreement or the Strategic Agreement or any of their terms to any third party (including any potential investor) or otherwise communicate with any news media without the prior written consent of the other party, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

         SECTION 8.05. HEADINGS; INTERPRETATION. (a) The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         (b) Whenever used in this Agreement, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders; and the words "herein," "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole.

         SECTION 8.06. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, governmental regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest possible extent.

         SECTION 8.07. ENTIRE AGREEMENT. This Agreement, together with Strategic Agreement and the Investor Rights Agreement between the Company and the Investor, constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.


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         SECTION 8.08. ASSIGNMENT. This Agreement shall not be assigned by either party without the express written consent of the other party hereto (which consent may be granted or withheld in the sole discretion of any party); provided, however, that the Investor may, without the consent of the Company, assign all or a portion of its rights hereunder to any Person to whom the Investor would be permitted to transfer shares of Subscribed Shares without the consent of the Company.

         SECTION 8.09. AMENDMENT. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties.

         SECTION 8.10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

         SECTION 8.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 8.12. NON-WAIVER; CUMULATIVE REMEDIES. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Investor or the Company shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of the Investor or the Company. No single or partial waiver by the Investor or the Company of any provision of this Agreement or of any breach or default hereunder or of any right or remedy shall operate as a waiver of any other provision, breach, default right or remedy or of the same provision, breach, default right or remedy on a future occasion. The rights and remedies provided in this Agreement are cumulative and are in addition to all rights and remedies which the Investor or the Company may have in law or in equity or by statute or otherwise.

         SECTION 8.13. WAIVER OF JURY TRIAL. Each of the parties hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or the transactions contemplated hereby and for any counterclaim therein.





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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories hereunto duly authorized as of the date first above written.

                                         DME INTERACTIVE HOLDINGS, INC.


                                         By   /s/ DARIEN DASH
                                              ------------------------
                                              Name:  Darien Dash
                                              Title: President



                                         AMERICA ONLINE, INC.


                                         By   /s/ DAVID COLBURN
                                              -------------------------
                                              Name:  David Colburn
                                              Title: President-Business Affairs



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